UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 24, 2007
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                              Snap-On Incorporated
             (Exact name of registrant as specified in its charter)


           Delaware                   1-7724                39-0622040
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(State or other jurisdiction of     (Commission          (I.R.S. Employer
incorporation or organization)      File Number)        Identification No.)


                 2801 80th Street, Kenosha, Wisconsin 53143-5656
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (262) 656-5200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition
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On July 24, 2007 Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Announces Second Quarter 2007 Results; Second quarter 2007 EPS from continuing operations of $0.90; EPS of $0.20 in 2006 includes $0.40 per share charge for franchisee settlement." The text of the press release is furnished herewith as Exhibit 99 and incorporated herein by reference.

The press release contains cautionary statements identifying important factors that could cause actual results of the Corporation to differ materially from those described in any forward-looking statement of the Corporation.

The press release also contains information concerning the impacts of foreign currency translation on certain items of reported results, and this information may include non-GAAP financial measures. The Corporation presents information in this manner to show changes in these items of reported results apart from those related to the quarterly volatility of foreign currency changes.


Item 9.01     Financial Statements and Exhibits (furnished pursuant to Item
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              2.02)
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(d) Exhibits

      99      Press Release of Snap-on Incorporated, dated July 24, 2007

                                   SIGNATURES
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Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SNAP-ON INCORPORATED



Date: July 24, 2007              By:   /s/ Martin M. Ellen
                                    --------------------------------------------
                                       Martin M. Ellen, Principal Financial
                                       Officer, Senior Vice President - Finance
                                       and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number        Description
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      99              Press Release of Snap-on Incorporated, dated July 24, 2007